INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
INTANGIBLE ASSETS [Abstract]
INTANGIBLE ASSETS

11.                   INTANGIBLE ASSETS

Intangible assets consist of the following:

	December 31,
	2012	2013
	RMB	RMB	US$

Customer relationships	31,200	31,200	5,154
Less: accumulated amortization	(4,092)	(7,212)	(1,191)

Customer relationships, net	27,108	23,988	3,963

Dealership agreements	105,400	78,950	13,041
Less: impairment	(26,450)	(1,700)	(281)

Dealership agreements, net	78,950	77,250	12,760

Intangible assets, net	106,058	101,238	16,723

Customer relationships are amortized using the straight-line method, which is the Company's best estimate of how these assets will be economically consumed over their respective estimated useful lives of 10 years. Dealership agreements have been assigned an indefinite useful life and are not amortized.

The Company tests dealership agreements for impairment annually or more frequently if events or circumstances indicate possible impairment.  As of December 31, 2013, the Company completed its annual impairment test on the indefinite-lived dealership agreements and recorded an impairment loss of RMB1,700 (US$281). The impairment loss reflected an excess of carrying amounts over fair values for certain dealership agreements as of December 31, 2013. The total impairment loss of RMB1,700 was related to the dealership agreements acquired through business combinations with Ruitai, which is part of the GAC-Honda segment (Note 27). The impairment loss of dealership agreements recorded for the year ended December 31, 2012 was RMB26,450.

Amortization expenses were RMB1,533, RMB2,559 and RMB3,120 (US$515) for the years ended December 31, 2011, 2012 and 2013, respectively. For each of the five succeeding years starting from January 1, 2014, the annual amortization expense for intangible assets is estimated to be RMB3,120 (US$515).